SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              [Amendment No. _____]

Filed by the Registrant  |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:

| |    Preliminary Proxy Statement
| | Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|    Definitive Proxy Statement
| |    Definitive Additional Materials
| |    Soliciting Materials under Section240.14a-12

                                   GARMIN LTD.
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                (Name of Registrant as Specified in Its Charter)


 -------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|    No fee required
| |    Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and O-11.

       1) Title of each class of securities to which transaction applies:
          ----------------------------------------------------------------------

       2) Aggregate number of securities to which transaction applies:
          ----------------------------------------------------------------------

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          ----------------------------------------------------------------------

       4) Proposed maximum aggregate value of transaction:
          ----------------------------------------------------------------------

       5) Total fee paid:

          ----------------------------------------------------------------------

| |    Fee paid previously by written preliminary materials.
| | Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           1)  Amount Previously Paid:_________________________________________
           2)  Form Schedule or Registration Statement No.:____________________
           3)  Filing Party:___________________________________________________
           4)  Date Filed:_____________________________________________________

                                  [GARMIN LOGO]



                                   GARMIN LTD.


                           NOTICE AND PROXY STATEMENT

                                       for

                   The Annual General Meeting of Shareholders

                                   to be held

                                  June 6, 2003


                             YOUR VOTE IS IMPORTANT!

               Please mark, date and sign the enclosed proxy card
                and promptly return it in the enclosed envelope.


    Mailing of this Notice and Proxy Statement and the accompanying enclosed
                 Proxy Card commenced on or about May 1, 2003.

                                  [GARMIN LOGO]
                                   Garmin Ltd.
                               P.O. Box 30464 SMB
                            5th Floor, Harbour Place
                             103 South Church Street
                            George Town, Grand Cayman
                                 Cayman Islands

--------------------------------------------------------------------------------
                NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
                             TO BE HELD JUNE 6, 2003
--------------------------------------------------------------------------------

     You are hereby notified of and cordially invited to attend the Annual General Meeting (the 'Annual Meeting') of Shareholders of Garmin Ltd., a Cayman Islands company ('Garmin' or the 'Company') to be held at the Ritz-Charles Conference Center, 9000 West 137th Street, Overland Park, Kansas 66221, USA, at 10:00 a.m. Central Time, on Friday, June 6, 2003, to consider and vote upon the following matters:

        1.       Election of two directors;

        2. Appointment of Ernst & Young LLP as independent auditors for the 2003 fiscal year at remuneration to be approved by the Board of Directors;

        3. An amendment to the Articles of Association of the Company to permit the Company to be able to comply with certain new rules adopted by the United States Securities and Exchange Commission ('SEC) and with the Sarbanes-Oxley Act of 2002; and

        4. Such other matters as may properly be brought before the Annual Meeting or any adjournment thereof.

     Information concerning the matters to be acted upon at the Annual Meeting is contained in the accompanying Proxy Statement.

     In accordance with the Company's Articles of Association, the Company's audited consolidated financial statements for the fiscal year ending December 28, 2002 will be presented at the Annual Meeting. There is no requirement under the Company's Articles of Association or Cayman Islands law that such financial statements be approved by shareholders, and no such approval will be sought at the Annual Meeting.

     Shareholders of record at the close of business on April 18, 2003 are entitled to notice of, and to vote at, this meeting and any adjournments thereof. A shareholder entitled to attend and to vote at the Annual Meeting is entitled to appoint a proxy to attend and, on a poll, vote instead of him or her.

     It is important that your shares be represented at the meeting. Please use the enclosed Proxy Card to direct the vote of your shares, regardless of whether you plan to attend the Annual Meeting. Please date the Proxy Card, sign it and promptly return it in the enclosed envelope, which requires no postage if mailed in the United States. You may also appoint another person (who need not be a shareholder) as your proxy to attend and vote at the Annual Meeting.

     If you own shares registered in the name of a broker, you should receive a card from that broker permitting you to direct the broker to vote those shares. Please promptly complete the card and return it to the broker.

                                            By Order of the Board of Directors

                                            /s/ Andrew R. Etkind

May 1, 2003                                Andrew R. Etkind
                                            General Counsel and Secretary

                                   Garmin Ltd.
                               P.O. Box 30464 SMB
                            5th Floor, Harbour Place
                             103 South Church Street
                            George Town, Grand Cayman
                                 Cayman Islands

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                                 PROXY STATEMENT
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                            Page

Proxy Statement.........................................................      2

Information Concerning Solicitation and Voting..........................      2

Stock Ownership of Certain Beneficial Owners and Management.............      5

Proposal 1 - Election of Two Directors..................................      7

Proposal 2 - Appointment of Ernst & Young LLP as Independent Auditors for
the 2003 Fiscal Year at Remuneration to be Approved by the Board of
Directors...............................................................      8

Proposal 3 - An amendment to the Articles of Association of the Company to permit the Company to be able to comply with certain new rules adopted by the United States Securities and Exchange Commission and with the
Sarbanes-Oxley Act of 2002..............................................      8

The Board of Directors..................................................      9

Audit Matters...........................................................     12

Executive Compensation Matters..........................................     13

Shareholder Proposals...................................................     20

Section 16(a) Beneficial Ownership Reporting Compliance.................     21

Householding of Annual Meeting Materials................................     21

Other Matters...........................................................     21

Appendix A - Proposed Amendment to the Articles of Association of
Garmin Ltd..............................................................    A-1

                                 PROXY STATEMENT

     The accompanying proxy is solicited by the Board of Directors ('Board') of Garmin Ltd., a Cayman Islands company, ('Garmin' or the 'Company' ) for use at the Annual General Meeting of Shareholders (the 'Annual Meeting') to be held at 10:00 a.m., Central Time, on Friday, June 6, 2003, at the Ritz-Charles Conference Center, 9000 West 137th Street, Overland Park, Kansas 66221, and at any adjournment(s) or postponement(s) thereof for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and the accompanying proxy card are first being mailed to shareholders on or about May 1, 2003.


                 INFORMATION CONCERNING SOLICITATION AND VOTING

Proposals

     At the Annual Meeting, the Garmin Board intends to present (a) the election of two directors, (b) the appointment of Ernst & Young LLP as independent auditors for fiscal year 2003 at remuneration to be approved by the Garmin Board, and (c) an amendment to the Articles of Association of the Company to permit the Company to be able to comply with certain new rules adopted by the SEC and with the Sarbanes-Oxley Act of 2002. In accordance with the Company's Articles of Association, the Company's audited consolidated financial statements for the fiscal year ending December 28, 2002 will be presented at the Annual Meeting. There is no requirement under the Company's Articles of Association or Cayman Islands law that such financial statements be approved by shareholders, and no such approval will be sought at the Annual Meeting. The Garmin Board knows of no other matters that will be presented or voted on at the Annual Meeting. Shareholders do not have any dissenters' rights of appraisal in connection with either of the proposals.


Record Date and Shares Outstanding

     Shareholders of record at the close of business on April 18, 2003 (the 'Record Date') are entitled to notice of, and to vote at, the Annual Meeting. At the Record Date, the Company had issued and outstanding 107,978,307 common shares, par value $0.01 per share ('Common Shares').


Revocability of Proxies

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a fully executed proxy bearing a later date or by attending the meeting and voting in person.


Solicitation of Proxies

     The cost of soliciting proxies will be borne by the Company. In addition to soliciting shareholders by mail and through its regular employees not specifically engaged or compensated for that purpose, the Company will request banks and brokers, and other custodians, nominees and fiduciaries to solicit their customers who have shares of the Company registered in the names of such persons and, if requested, will reimburse them for their reasonable, out-of-pocket costs. The Company may use the services of its officers, directors and others to solicit proxies, personally or by telephone, facsimile or electronic mail, without additional compensation.

Voting

     Each shareholder is entitled to one vote on the proposals presented in this Proxy Statement for each share held. There is no cumulative voting in the election of directors. The required quorum for the transaction of business at the Annual Meeting is a majority of the Common Shares issued and outstanding on the Record Date. The affirmative vote of a majority of the Common Shares represented and voting at the meeting in person or by proxy is required for the election of directors and the appointment of the independent auditors. The affirmative vote of 75% of the Common Shares represented and voting at the meeting in person or by proxy is required for approval of an amendment to the Articles of Association of the Company (a 'Special Resolution').


Absentions and Broker Non-Votes

     Pursuant to Cayman Islands law, (i) shares represented at the meeting whose votes are withheld on any matter, (ii) shares which are represented by 'broker non-votes' (i.e., shares held by brokers or nominees which are represented at the meeting but with respect to which the broker or nominee is not empowered to vote on a particular proposal) and (iii) shares which abstain from voting on any matter are not included in the determination of the shares voting on such matter but are counted for quorum purposes.

How Shareholders Vote

     Shareholders holding Common Shares in their own names on the Record Date ('Record Holders'), persons ('Plan Participants') holding Common Shares on the Record Date through the Garmin International, Inc. 401(k) and Pension Plan (the '401(k) Plan') and investors ('Broker Customers') holding Common Shares on the Record Date through a broker or other nominee, may vote such shares as follows:

         Common Shares of Record

     Record Holders may only vote their shares if they or their proxies are present at the Annual Meeting. Record Holders may appoint as their proxy the Proxy Committee, which consists of officers of the Company whose names are listed on the Proxy Card. The Proxy Committee will vote all Common Shares for which it is the proxy as specified by the shareholders on the Proxy Cards. A Record Holder desiring to name as proxy someone other than the Proxy Committee may do so by crossing out the names of the Proxy Committee members on the Proxy Card and inserting the full name of such other person. In that case, the Record Holder must sign the Proxy Card and deliver it to the person named, and the person named must be present and vote at the Annual Meeting.

     If a properly executed and unrevoked Proxy Card does not specify how the shares represented thereby are to be voted, the Proxy Committee intends to vote such shares for the election as directors of the persons nominated by the Company's Board of Directors ('Board Nominees'), for approval of the appointment of Ernst & Young LLP as independent auditors at remuneration to be approved by the Board of Directors, for an amendment to the Articles of Association of the Company, and in accordance with the discretion of the Proxy Committee upon such other matters as may properly come before the Annual Meeting.

         Common Shares Held Under the 401(k) Plan

     Plan Participants may on the voting instructions card instruct the trustee of the 401(k) Plan how to vote the shares allocated to their respective participant accounts. Common Shares for which inadequate or no voting instructions are received generally will be voted by the trustee in the same proportion as those shares for which instructions were actually received from Plan Participants. The trustee of the 401(k) Plan may vote shares allocated to the accounts of the participants either in person or through a proxy.

         Common Shares Held Through a Broker or Other Nominee

     Each broker or nominee must solicit from the Broker Customers directions on how to vote the Company's shares, and the broker or nominee must then vote such shares in accordance with such directions. Brokers or nominees are to forward soliciting materials to the Broker Customers, at the reasonable expense of the Company if the broker or nominee requests reimbursement. Most broker-dealers are members of the National Association of Securities Dealers, which generally does not allow them to vote shares held in street name unless they are permitted to do so under the rules of a national securities exchange to which they belong. Whether brokers who are members of the New York Stock Exchange ('NYSE') may vote the shares of Broker Customers when they have not received directions depends on the proposal and the rules and procedures of the NYSE. If you do not give directions with respect to your shares held in street name and your broker does not vote them, those shares will have no effect on the outcome of any matter voted on at the Annual Meeting.


         Revoking Proxy Authorizations or Instructions

     Until the polls close (or in the case of Plan Participants, until the trustee of the 401(k) Plan vote) votes of Record Holders and voting instructions of Plan Participants may be recast with a later-dated, properly executed and delivered Proxy Card or, in the case of Plan Participants, a voting instruction card. Otherwise, shareholders may not revoke a vote, even by attending the Annual Meeting, unless: (a) in the case of a Record Holder, a written revocation is delivered to the Corporate Secretary of the Company at any time before the Chairman of the Annual Meeting closes the polls; (b) in the case of a Plan Participant, the revocation procedures of the trustee of the 401(k) Plan are followed; or (c) in the case of a Broker Customer, the revocation procedures of the broker or nominee are followed.


         Attendance and Voting in Person at the Annual Meeting

     Attendance at the Annual Meeting is limited to Record Holders or their properly appointed proxies, beneficial owners of Common Shares having evidence of such ownership, and guests of the Company. Plan Participants and Broker Customers, absent special direction to the Company from the respective 401(k) Plan trustee, broker or nominee, may only vote by instructing the trustee, broker or nominee and may not cast a ballot at the Annual Meeting. Record Holders who have not appointed a proxy, or who have revoked the appointment of a proxy, may vote by casting a ballot at the Annual Meeting.

           STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     As of the Record Date, the Company had outstanding 107,978,307 Common Shares. The following table sets forth information as of the Record Date concerning the beneficial ownership of Common Shares by: (i) beneficial owners of Common Shares who have publicly filed a report acknowledging ownership of more than 5% of the number of outstanding Common Shares; (ii) the directors and certain executive officers of the Company; and (iii) all of the Company's executive officers and directors as a group. Beneficial ownership generally means either the sole or shared power to vote or dispose of the shares. Except as otherwise noted, to the Company's knowledge the holders have sole voting and dispositive power. No officer or director of the Company owns any equity securities of any subsidiary of the Company.

                                          Common Shares(1)           Percent of
                                                                      Class(2)

         Name and Address


Gene M. Betts(3)                            2,103(4)                    *
  Director

Gary L. Burrell(5)                     17,164,304(6)                 15.9%
  Director and Co-Chairman

Donald H. Eller, Ph.D.(7)              15,137,715(8)                14.02%
  Director

Andrew R. Etkind(9)                         9,895(10)                   *
  General Counsel and Corporate
  Secretary

Min H. Kao, Ph.D.(11)                  10,846,998(12)               10.05%
  Director, Co-Chairman and CEO

Gary Kelley(13)                             5,043                       *
  Director of Marketing,
  Garmin International, Inc.

Kevin Rauckman(14)                         10,829(15)                   *
  Chief Financial Officer
  and Treasurer

Thomas A. McDonnell(16)                    22,103(17)                   *
  Director

Ruey-Jeng Kao(18)                       6,973,381                     6.5%
  Shareholder

All Executive Officers and             43,198,990(19)                  40%
  Directors as a Group
  (8 persons)

 *     Less than 1% of the outstanding Common Shares
(1) Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares subject to options held by that person that are currently exercisable at the Record Date or within 60 days of such date are deemed outstanding. The holders may dis-claim beneficial ownership of any such shares that are owned by or with family members, trusts or other entities. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, each shareholder named in the table has sole voting power and investment power with respect to the shares set forth opposite such shareholder's name.
(2) The percentage is based upon the number of shares outstanding as of the Record Date and computed as described in footnote (1) above.
(3) Mr. Betts' address is c/o Sprint Corporation, 6200 Sprint Parkway, Mail Stop KSOPMF0310-3A353, Overland Park, Kansas 66251.
(4) Mr. Betts' beneficial ownership includes 2,103 shares that may be acquired through options that are currently exercisable or will become exercisable within 60 days of the Record Date.
(5) Mr. Burrell's address is c/o Garmin International, Inc., 1200 East 151st Street, Olathe, Kansas 66062.
(6) The amount of Common Shares reported includes 431,782 Common Shares held by Judith M. Burrell, Mr. Burrell's wife, over which Mr. Burrell does not have any voting or dispositive power. Mr. Burrell disclaims beneficial ownership of these shares owned by his wife. The amount of Common Shares reported excludes 1,641,707 Common Shares held by the Gary L. Burrell 2000 Grantor Retained Annuity Trust and 1,641,707 Common Shares held by the Judith M. Burrell 2000 Grantor Retained Annuity Trust. Mr. Burrell does not have any voting power or dispositive power over such shares and disclaims beneficial ownership.
(7)    Dr. Eller's address is 3111 Bel Air Drive, #18G, Las Vegas, Nevada 89109.
(8) The number of Common Shares over which Dr. Eller has sole voting and dispositive power includes 6,766,214 Common Shares owned by the Min-Hwan Kao 2000 Grantor Retained Annuity Trust and 6,766,214 Common Shares owned by the Yu Fan C. Kao 2000 Grantor Retained Annuity Trust. Dr. Eller serves as sole trustee of each of these trusts. Dr. Eller's beneficial ownership includes 400,000 shares subject to variable prepaid forward agreements and 2,103 shares that may be acquired through options that are currently exercisable or will become exercisable within 60 days of the Record Date.
(9) Mr. Etkind's address is c/o Garmin International, Inc., 1200 East 151st Street, Olathe, Kansas 66062.
(10) Mr. Etkind's beneficial ownership includes 150 shares held in the 401(k) Plan and 4,800 shares that may be acquired through options that are currently exercisable or will become exercisable within 60 days of the Record Date.
(11) Dr. Kao's address is c/o Garmin International, Inc., 1200 East 151st Street, Olathe, Kansas 66062.
(12) Of the 10,846,998 Common Shares, (i) 6,166,844 Common Shares are held by the Min-Hwan Kao Revocable Trust 9/28/95, over which Dr. Kao has sole voting and dispositive power, (ii) 2,448,928 Common Shares are held by Dr. Kao's children over which he does not have any voting or dispositive power, (iii) 2,224,126 Common Shares are held by the Yu-Fan C. Kao Revocable Trust 9/28/95, over which Dr. Kao does not have any voting or dispositive power, (iv) 700 shares are held by his wife, over which Dr. Kao does not have any voting or dispositive power, and (v) 6,400 Common Shares are held jointly by Dr. Kao and his wife. Dr. Kao disclaims beneficial ownership of those shares owned by the Yu-Fan C. Kao Revocable Trust 9/28/95 and by his wife and children. The amount of Common Shares reported excludes 6,766,214 Common Shares held by the Min-Hwan Kao 2000 Grantor Retained Annuity Trust (the 'Min Kao GRAT') and 6,766,214 Common Shares held by the Yu-Fan C. Kao 2000 Grantor Retained Annuity Trust (the 'Yu-Fan Kao GRAT') over which Dr. Kao does not have any voting power or dispositive power. Yu Fan C. Kao is the wife of Dr. Kao. Dr. Kao disclaims beneficial ownership of such shares. Dr. Eller is the trustee of the Min Kao GRAT and the Yu-Fan Kao GRAT.
(13) Mr. Kelley's address is c/o Garmin International, Inc., 1200 East 151st Street, Olathe, Kansas 66062.
(14) Mr. Rauckman's address is c/o Garmin International, Inc., 1200 East 151st Street, Olathe, Kansas 66062.
(15) Mr. Rauckman's beneficial ownership includes 6,000 shares that may be acquired through options that are currently exercisable or will become exercisable within 60 days of the Record Date.
(16) Mr. McDonnell's address is c/o DST Systems, Inc., 333 West 11th Street, Kansas City, Missouri 64105.
(17) Mr. McDonnell's beneficial ownership includes 2,103 shares that may be acquired through options that are currently exercisable or will become exercisable within 60 days of the Record Date.
(18) Mr. Kao's address is c/o Fortune Land Law Offices, 8th Floor, 132, Hsinyi Road, Section 3, Taipei, Taiwan. The information is based on Amendment No. 1 filed January 30, 2003 to Schedule 13G filed February 9, 2001.
(19) The number includes 25,109 shares that may be acquired through options that are currently exercisable or will become exercisable within 60 days of the Record Date.

Presentation of Financial Statements

          In accordance with the Company's Articles of Association, the Company's audited consolidated financial statements for the fiscal year ending December 28, 2002 will be presented at the Annual Meeting. There is no requirement under the Company's Articles of Association or Cayman Islands law that such financial statements be approved by shareholders, and no such approval will be sought at the Annual Meeting.


                     PROPOSAL 1 - ELECTION OF TWO DIRECTORS

     The Company's Articles of Association classify the Company's Board of Directors into three classes and stagger the three year terms of each class to expire in consecutive years.

     The Company's nominees for election at this Annual Meeting are Gary L. Burrell and Min H. Kao. Mr. Burrell and Dr. Kao are being nominated as Class III directors to hold office for a three-year term expiring in 2006.

     Mr. Burrell and Dr. Kao are currently directors of the Company. Mr. Burrell is Co-Chairman of the Company and Dr. Kao is Co-Chairman and Chief Executive Officer of the Company. Mr. Burrell and Dr. Kao were appointed as directors by the subscribers to the Company's Memorandum of Association in August 2000 for a term expiring on the date of this Annual Meeting. Mr. Burrell and Dr. Kao have indicated that they are willing and able to continue serving as directors if elected and have consented to being named as nominees in this Proxy Statement. If any of these nominees should for any reason become unavailable for election, the Proxy Committee will vote for such other nominee as may be proposed by the Company's Board of Directors.



[Photo] Gary L. Burrell, age 65, has served as Co-Chairman of the Company since August 2000. He also served as Co-Chief Executive Officer of the Company from August 2000 to August 2002. He has been a director of Garmin Corporation since January 1990. He served as President of Garmin Corporation from January 1990 to December 1998. Mr. Burrell has also been Chairman of Garmin International, Inc. since March 2002, and a director of Garmin International, Inc. since August 1990. He served as President of Garmin International, Inc. from August 1990 to March 2002. Mr. Burrell has been Chairman of Garmin USA, Inc. since March 2002 and a director of Garmin USA, Inc. since December 2001. He served as President of Garmin USA, Inc. from December 2001 to March 2002. Mr. Burrell has been a director and Chairman of Garmin (Europe) Ltd. since 1992. Mr. Burrell was a director of Garmin Foreign Sales Corporation from May 1998 to December 2001 and President of Garmin Foreign Sales Corporation from July 1998 to December 2001. Garmin Corporation, Garmin International, Inc., Garmin USA, Inc. and Garmin (Europe) Ltd. are subsidiaries of the Company and Garmin Foreign Sales Corporation was a subsidiary of the Company until its dissolution in December 2001. Mr. Burrell holds a BS degree in Electrical Engineering from Wichita State University and a MS degree in Electrical Engineering from Rensselaer Polytechnic Institute.


[Photo]   Min H. Kao, age 54, has served as  Co-Chairman  of the Company since August 2000. He has served as Chief Executive Officer of the Company since August 2002 and previously served as Co-Chief Executive Officer from August 2000 to August 2002. He has been President of Garmin Corporation since January 1999 and Chairman and a director since January 1990. Dr. Kao has been President of Garmin
          International, Inc. since March 2002 and a director of Garmin International, Inc. since August 1990. He served as Vice President of Garmin International, Inc. from April 1991 to March 2002. Dr. Kao has been President of Garmin USA, Inc. since March 2002 and a director of Garmin

          USA, Inc.  since  December 2001. He served as Vice President of
          Garmin USA, Inc. from December 2001 to March 2002. He has been a director of Garmin (Europe) Ltd. since 1992. Dr. Kao was a director of Garmin Foreign Sales Corporation from May 1998 to December 2001 and Vice President of Garmin Foreign Sales Corporation from July 1998 to December 2001. Garmin Corporation, Garmin International, Inc., Garmin USA, Inc. and Garmin (Europe) Ltd. are subsidiaries of the Company and Garmin Foreign Sales Corporation was a subsidiary of the Company until its dissolution in December 2001. Dr. Kao holds Ph.D. and MS degrees in Electrical Engineering from the University of Tennessee and a BS degree in Electrical Engineering from National Taiwan University.


          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE 'FOR' THESE NOMINEES.


                PROPOSAL 2 - APPOINTMENT OF ERNST & YOUNG LLP AS
          INDEPENDENT AUDITORS FOR THE 2003 FISCAL YEAR AT REMUNERATION
                    TO BE APPROVED BY THE BOARD OF DIRECTORS


     Ernst & Young LLP has served as the Company's independent auditors since 2000 and has served as the independent auditors for Garmin Corporation since 1990 and for Garmin International, Inc. since 1991. The Board of Directors has nominated Ernst & Young LLP for appointment by the shareholders as the Company's independent auditors for the 2003 fiscal year. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting to respond to shareholders' questions and will have the opportunity to make a statement if he or she so desires.

          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE 'FOR' THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE 2003 FISCAL YEAR AT REMUNERATION TO BE APPROVED BY THE BOARD OF DIRECTORS.


           PROPOSAL 3 - AN AMENDMENT TO THE ARTICLES OF ASSOCIATION OF
             THE COMPANY TO PERMIT THE COMPANY TO BE ABLE TO COMPLY
                    WITH CERTAIN NEW RULES ADOPTED BY THE SEC
                     AND WITH THE SARBANES-OXLEY ACT OF 2002

     The Sarbanes-Oxley Act of 2002 imposes certain responsibilities on audit committees of public companies, and the SEC has adopted new rules in connection with certain responsibilities of and requirements for audit committees of public companies. The new rules include among other things that the audit committee must be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the issuer, and the registered public accounting firm must report directly to the audit committee. The Company's Articles of Association, as currently in effect, provide for appointment of the auditor by the shareholders and the fixing of the auditor's remuneration by either the shareholders or the Board.

     In order to permit the Company to be able to comply with the provisions of the Sarbanes-Oxley Act of 2002 and the new rules adopted by the SEC, on April 16, 2003, the Board of Directors approved in an action by unanimous written consent a proposed amendment to the Company's Articles of Association and recommended submission of such proposed amendment for a vote by the Company's shareholders at the Annual Meeting. The proposed amendment to the Company's Articles of Association includes changes to certain Articles as follows:

     o  The reference in Article 2(b) to Article 143 shall be changed to
        Article 141.

     o Article 2(c) shall be amended to read as follows: 'Auditors' shall mean the persons for the time being performing the duties of auditors of the Company;

     o Current Article 140 shall be deleted in its entirety and current Article 141 shall be renumbered Article 140 and shall be amended to read as follows:

               The appointment of and provisions relating to Auditors shall be in accordance with applicable law and the relevant rules and regulations of the Exchange on which the Company's shares are listed. In the event that the Company's shares are not listed on an Exchange, the appointment of and provisions relating to Auditors shall be in accordance with applicable law and the Board may appoint the Auditors who shall hold office until removed from office by a resolution of the Board and the Board may determine the remuneration of the Auditors.

     o  Current Article 142 shall be deleted in its entirety.

     o Current Article 143 shall be renumbered Article 141 and shall be amended to read in its entirety as follows:

               For so long as the shares of the Company are quoted on the Exchange, it shall establish and maintain an Audit Committee as a committee of the Board PROVIDED ALWAYS THAT unless otherwise permitted by applicable law and the rules of the Exchange there shall be a minimum of three members of the Audit Committee and all of the members of the Audit Committee shall be Independent Directors. The Audit Committee shall comply with the rules or regulations of the Exchange as promulgated from time to time so long as the shares of the Company are listed on the Exchange. The responsibilities of the Audit Committee shall include all such matters as are required by applicable law and the rules and regulations of the Exchange.

     o Current Articles 144 through 158 shall be renumbered sequentially as Articles 142 through 155 and the references to Article 152 in the current Article 152 shall be amended to read Article 149 to reflect the sequential renumbering of Article 152 to 149.

     A copy of the proposed amendment is attached to this proxy statement as Appendix A. If approved by the shareholders at the Annual Meeting, the amendment will become effective upon the Special Resolution to approve the amendment being passed. Pursuant to the requirements of the Cayman Islands Companies Law (2002 Revision), a copy of the Special Resolution giving effect to the amendment is required to be filed with the Registrar of Companies in the Cayman Islands within 15 days of the date of the passing of the Special Resolution.


     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE 'FOR' THE AMENDMENT TO THE ARTICLES OF ASSOCIATION OF THE COMPANY TO PERMIT THE COMPANY TO BE ABLE TO COMPLY WITH CERTAIN NEW RULES ADOPTED BY THE SEC AND WITH THE SARBANES-OXLEY ACT OF 2002


                             THE BOARD OF DIRECTORS

Information about present directors

     In addition to the Board nominees who are described under Proposal 1, the following individuals are also on the Company's Board, for a term ending on the date of the Annual Meeting of shareholders in the year indicated.

               Directors Serving Until the Annual Meeting in 2004

[Photo] Gene M. Betts, age 50, has been a director of the Company since March 2001. Mr. Betts has been a Senior Vice President of Sprint Corporation ('Sprint') since 1990 and has been Treasurer of Sprint since 1998. In these positions his responsibilities include capital markets and treasury operations, mergers and acquisitions, taxes, corporate financial planning and budgeting, pension and savings trust management, and risk management and loss prevention for Sprint and all of its subsidiaries. Mr. Betts is a Certified Public Accountant. Prior to joining Sprint he was a partner in Arthur Young & Co. (now Ernst & Young). Mr. Betts is a director of seven registered investment companies in the Buffalo Funds complex.


[Photo] Thomas A. McDonnell, age 57, has been a director of the Company since March 2001. Mr. McDonnell has been President of DST Systems, Inc. ('DST') since January 1973 (except for a 30-month period from October 1984 to April 1987), Chief Executive Officer of DST since 1984 and a director of DST since 1971. He is also a director of BHA Group Holdings, Inc., Blue Valley Ban Corp., Commerce Bancshares, Inc., Computer Sciences Corporation, Kansas City Southern and Euronet Worldwide, Inc.



                Director Serving Until the Annual Meeting in 2005

[Photo] Donald H. Eller, age 60, has been a director of the Company since March 2001. Dr. Eller is a private investor. From September 1979 to November 1982 he served as the Manager of Navigation System Design for a division of Magnavox Corporation. From January 1984 to December 1996 he served as a consultant on Global Positioning Systems and other navigation technology to various U.S. military agencies and U.S. and foreign corporations. Dr. Eller holds B.S., M.S. and Ph.D. degrees in Electrical Engineering from the University of Texas.



Board of Directors Meetings and Standing Committee Meetings

Meetings

     The Board of Directors held five meetings and took action by unanimous written consent twice during the fiscal year ended December 28, 2002. The Board of Directors has established three standing committees, the Audit Committee, the Compensation Committee and the Nominating Committee. During the 2002 fiscal year, the Audit Committee held four meetings and took action once by unanimous written consent. The Compensation Committee held five meetings. The Nominating Committee was established in February 2003 and, therefore, did not hold any meetings in 2002. No director attended fewer than 75% of the aggregate of: (1) the total number of meetings of the Board of Directors and (2) the total number of meetings held by all committees on which such director served.

Audit Committee

     Messrs. Betts, Eller and McDonnell (Chairman) serve as the members of the Audit Committee. The Board of Directors has adopted a written charter for the Audit Committee. The primary responsibilities of the Audit Committee are to oversee the Company's financial reporting processes on behalf of the Board, to review the audited financial statements of the Company and to recommend the appointment of, and approve the fee arrangement with, the Company's independent auditors. The members of the Audit Committee are independent (as independence is defined in Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards).

Compensation Committee

     Messrs. Betts (Chairman), Eller and McDonnell serve as the members of the Compensation Committee. The primary responsibilities of the Compensation Committee are to make determinations with respect to compensation arrangements for the Company's executive officers and to administer the Company's benefit plans, including the Company's 2000 Equity Incentive Plan and the Company's Employee Stock Purchase Plan. The members of the Compensation Committee are independent (as independence is defined in Rule 4200(a)(14) of the National Association of Securities Dealers listing standards).


Nominating Committee

     Messrs. Betts, Eller (Chairman) and McDonnell serve as the members of the Nominating Committee. The primary responsibilities of the Nominating Committee are to make recommendations to the Board concerning all nominees for Board membership, to recruit candidates for new directors as necessary to fill vacancies, to evaluate the qualifications and performance of incumbent directors and to establish and periodically re-evaluate criteria for Board membership. The members of the Nominating Committee are independent (as independence is defined in Rule 4200(a)(14) of the National Association of Securities Dealers Listing Standards).


Compensation Committee Interlocks and Insider Participation;
Certain Relationships

     None of the members of the Compensation Committee is, or has ever been, an officer or employee of the Company or any of its subsidiaries. During 2002, the Company had no compensation committee interlocks.

     Gene M. Betts, a director of Garmin, is a Senior Vice President of Sprint Corporation. Garmin International, Inc. made payments to Sprint Corporation in 2002 for long-distance telephone services. These payments did not exceed 5% of either Garmin's consolidated net sales of the 2002 fiscal year or Sprint Corporation's consolidated gross revenues for its last full fiscal year.


Compensation of Directors

     Directors who are officers or employees of Garmin or its subsidiaries do not receive any fees or other compensation for service on the Board or its committees. Except as set forth below, no fees were paid during 2002 to any director or Named Executive Officer (as defined herein) of Garmin for service on any board of directors of any subsidiary of Garmin.

     During 2002, the Outside Directors (those directors who are not officers of, and not otherwise employed by Garmin or its subsidiaries) were paid an annual retainer of $10,000. In addition, the Outside Directors were paid $1,000 for each Board meeting attended in person or $350 for attending a Board meeting convened by teleconference. For each committee meeting convened on a separate day from a Board meeting, the Outside Directors were also paid $1,000 for each committee meeting attended in person or $350 for attending a committee meeting convened by teleconference. During 2002, the Chairman of the Audit Committee received an additional annual fee of $3,000, and the Chairman of the Compensation Committee received an additional annual fee of $1,500.

     As from the date of the 2003 Annual Meeting, the compensation of Outside Directors has been changed as follows. Each Outside Director will receive an annual retainer of $15,000. In addition, each Outside Director is paid $1,000 for each Board meeting attended in person or $350 for attending a Board meeting convened by teleconference. For each Audit Committee meeting attended in person or convened by teleconference, each Outside Director is paid $1,000. For each Compensation Committee or Nominating Committee meeting convened on a separate day from a Board meeting, each Outside Director is paid $1,000 for each committee meeting attended in person or $350 for attending a committee meeting convened by teleconference. Directors are also reimbursed for reasonable travel expenses for attending Board and Committee meetings.

     The Outside Directors may also be granted awards, including among others, options to buy Garmin Common Shares, pursuant to the 2000 Non-Employee Directors' Option Plan, as determined by the Committee (as defined in such plan).

     Each year at the Annual Meeting, each Outside Director will automatically be granted an option for a number of shares equal to four times the annual retainer divided by the fair market value of a share on the grant date. If an Outside Director first joins the Board at a time other than the Annual Meeting, he or she will receive a pro-rata grant for that year. The per-share option price will be 100% of the fair market value of a share on the grant date. The option will vest in equal installments over three years, subject to acceleration in the event the Outside Director terminates his or her directorship on account of death, disability or an involuntary termination within one year after a change of control of Garmin. These options will have a term of 10 years, subject to earlier termination on certain terminations of the director's service on the Board.

     In 2002 each Outside Director received an automatic grant of options to purchase 1,686 of the Company's Common Shares.

     Under Taiwan banking practice, the directors of a company are generally required to personally guarantee the company's loans and mortgages. During fiscal year 2002, Dr. Kao and Mr. Burrell, as directors of Garmin Corporation, each received compensation from Garmin Corporation in the amount of $48,288 for their personal guarantees of Garmin Corporation's obligations.


                                  AUDIT MATTERS

Report of Audit Committee

     The Audit Committee reviewed and discussed the Company's audited financial statements for the fiscal year ended December 28, 2002 with management and with Ernst & Young LLP, the Company's independent auditors. The Audit Committee received management's representation and the opinion of the independent auditors that the Company's audited financial statements were prepared in accordance with accounting principles generally accepted in the United States. The Audit Committee also discussed with the Company's independent auditors during the 2002 fiscal year the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees), as amended.

     The Audit Committee received from Ernst & Young LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with Ernst & Young LLP the independence of their firm.

     Based upon such review and discussions, the Audit Committee recommended to the Company's Board of Directors, and the Board of Directors approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 28, 2002, for filing with the Securities and Exchange Commission.

Audit Committee

Thomas A. McDonnell, Chairman
Gene M. Betts
Donald H. Eller

Principal Accounting Firm Fees

     The following table sets forth the aggregate fees billed to Garmin for the fiscal year ended December 28, 2002 and the fiscal year ended December 29, 2001 by Garmin's principal accounting firm, Ernst & Young LLP:

                                             2002                2001
Audit Fees................................ $ 298,150           $ 261,627
Audit Related Fees........................ $  36,440(a)(b)     $  49,254(a)(b)
Tax Fees.................................. $ 509,051(b)(c)     $ 604,327(b)(c)
All Other Fees.............................$  42,648(b)(d)     $   1,152(b)
                                           $ 886,289           $ 916,360
                                            ________            ________

-------------------

(a) Audit related fees for 2002 comprise $17,500 for financial statements audit of employee benefit plans, $10,000 for stand-alone financial statements audit of a subsidiary, $7,065 for internal controls review and $1,875 for annual subscription to EY Online. Audit related fees for 2001 comprise $22,300 for financial statement audit of employee benefit plans; $7.500 for stand-alone financial statements audit of a subsidiary and $19,454 for transaction due diligence.

(b) The Audit Committee has considered whether the provision of these services is compatible with maintaining the independence of Ernst & Young LLP.

(c) Tax fees for 2002 comprises $244,337 for tax compliance/preparation and $264,714 for tax planning and tax advice. Tax fees for 2001 comprise $173,590 for tax compliance/preparation and $430,737 for tax planning and tax advice.

(d) Comprises $35,370 for consulting services related to employee benefit plans and $7,278 for miscellaneous advice.



                         EXECUTIVE COMPENSATION MATTERS


Compensation Committee Report on Executive Compensation

     Compensation Principles The Compensation Committee's executive compensation philosophy is based on the belief that fair, reasonable and competitive compensation is essential to attract, motivate and retain highly qualified and industrious executives. In executing its compensation policy, the Compensation Committee seeks to relate compensation with the Company's financial performance and business objectives and reward high levels of individual performance while adhering to the philosophy established by the Company's founders which is to foster a team environment where executive compensation is fair and equitable but not disproportionate relative to that of other employees.

Executive Compensation Program

     The compensation of the Company's executive officers consists of three principal elements: base salary, cash bonus and awards under the 2000 Equity
Incentive Plan. In determining the annual base salaries for the Company's executives for 2002, the Compensation Committee reviewed the contribution of each executive along with that of the Company's non-executive key employees. In determining the annual base salaries, cash bonuses and stock option awards for executives other than Dr. Kao and Mr. Burrell, the Compensation Committee considered the recommendations of Dr. Kao and Mr. Burrell and each executive's position, skills, responsibilities, achievements and tenure with the Company.

     Cash bonuses are tied to the Company's achievement of its goals and objectives and the contribution of the executive to such achievements.

     Executive officer compensation also includes long-term incentives afforded by options to purchase shares of the Company's Common Shares pursuant to the 2000 Equity Incentive Plan. The purposes of the Company's 2000 Equity Incentive Plan are to strengthen key employees' commitment to the success of the Company, to stimulate employee efforts on behalf of the Company, and to help the Company attract new employees with skills which are in high demand and retain existing key employees. Although the plan also permits the award of restricted shares, bonus shares, deferred shares, stock appreciation rights, performance units and performance shares, no such awards have been made under the plan. Awards of stock options during the year under the Company's 2000 Equity Incentive Plan are made at the grant date fair market value of the Company's Common Shares as quoted on the Nasdaq National Market. Making the awards at the grant date fair market value ensures that the options only become valuable upon the continued appreciation of the Company's share price. Messrs. Etkind, Kelley and Rauckman received stock option grants in 2002 based upon their contribution to the Company's long-term growth and profitability.

     Chief Executive Officer's Compensation

     A base salary of $190,654 for Dr. Kao was determined in the same manner as the salaries of the Company's other executive officers. No options or cash bonus were awarded to Dr. Kao since he has a significant ownership interest in the Company and, therefore, already has a motivation to maximize shareholder value.

     A base salary of $186,000 for Mr. Burrell (who was co-CEO until his retirement in August 2002) was determined in the same manner as the salaries of the other executive officers. No options or cash bonus were awarded to Mr. Burrell since he has a significant ownership interest in the Company and, therefore, already has a motivation to maximize shareholder value.

     Deductibility of Compensation

     Section 162(m) of the Internal Revenue Code limits a public company's deduction for federal income tax purposes of compensation expense in excess of $1 million paid to the executive officers named in the company's summary compensation table. Performance-based compensation which meets the requirements of Section 162(m) is excluded from the compensation subject to the $1 million deduction limitation. The Company believes it has taken the steps required to exclude from calculation of the $1 million compensation expense limitation any performance-based awards granted under the 2000 Equity Incentive Plan to the executive officers listed in the Summary Compensation Table of this Proxy Statement.

Compensation Committee
Gene M. Betts (Chairman)
Donald H. Eller
Thomas A. McDonnell


Stock Performance Graph

     The following graph illustrates the cumulative total shareholder return (rounded to the nearest whole dollar) of Garmin Common Shares during the period beginning December 8, 2000 (the date of Garmin's initial public offering) through December 31, 2002, and compares it to the cumulative total return on the Nasdaq Composite Total Return Index (U.S.) and the Nasdaq Non-Financial Stocks Index. The comparison assumes a $100 investment on December 8, 2000, in Garmin Common Shares and in each of the foregoing indices and assumes reinvestment of dividends, if any.

                                           [Stock Performance Graph]


In Dollars                                 12/08/00 12/31/00 03/31/01 06/30/01 09/30/01 12/31/01 03/31/02 06/30/02 09/30/02 12/31/02


Garmin Limited                                  100       99      100      115       81      107      115      111       93      147
NASDAQ Composite Total Return Index (U.S.)      100       84       63       74       51       67       63       51       41       46
NASDAQ Non Financial Stocks Index               100       83       61       71       48       64       59       46       36       42

Summary Compensation Table

     The following table sets forth information about the compensation earned in the fiscal years ended December 28, 2002, December 29, 2001 and December 30, 2000 by the Chief Executive Officer and our other executive officers (collectively, the 'Named Executive Officers').


                                                                                         Long-Term
                                                                                        Compensation
                                                 Annual Compensation(1)                    Awards
                                      ---------------------------------------------  -------------------
                                                                                         Securities
         Name and                                                                        Underlying
         Principal                                                 Other Annual           Options/             All Other
         Position             Year       Salary       Bonus        Compensation             SARs             Compensation
                                          ($)         ($)(2)           ($)                  (#)                   ($)
------------------------------------------------------------------------------------------------------------------------------
Min H. Kao, Ph.D.             2002    190,654            203            49,288(3)           ---                   20,146(4)
    Chief Executive           2001    181,571            203            49,556              ---                   18,443
    Officer and Co-           2000    173,329            203            54,034              ---                   18,028
    Chairman

Gary L. Burrell               2002    168,834            203            48,788(3)           ---                   18,039(6)
    Co-Chairman and           2001    181,571            203            49,556              ---                   18,443
    former Co-CEO(5)          2000    173,329            203            53,784              ---                   18,013

Andrew R. Etkind              2002    175,154         20,203               ---              8,500                 19,606(7)
   General Counsel and        2001    155,155         20,203               ---              6,500                 18,058
   Secretary                  2000    140,010         20,203               ---             17,500                 17,214

Gary Kelley                   2002    146,305                              ---              7,500                 18,775(9)
   Director of Marketing,     2001    138,905         22,703(8)            ---              5,000                 14,889
   Garmin International,      2000    131,365          6,203               ---             17,500                 14,161
    Inc.                                               6,203

Kevin Rauckman                2002    145,005         15,203               ---              7,500                 17,497(10)
   Chief Financial Officer    2001    130,325         15,203               ---              5,000                 16,268
   And Treasurer              2000    116,970         15,203               ---             12,500                 15,531
------------------------------------------------------------------------------------------------------------------------------

(1) All compensation paid to the Named Executive Officers was paid by Garmin International, Inc. to such Named Executive Officers in their capacities as officers and employees of Garmin International, Inc., except that the other annual compensation amounts for Dr. Kao and Mr. Burrell include compensation to each from Garmin Corporation in the following amounts: 2002 -- $48,288; 2001 -- $49,556 and 2000 -- $53,784. Under Taiwan law, the
     directors of a company are required to personally guarantee the company's loans and mortgages. These amounts from Garmin Corporation were paid as compensation for the personal guarantees of Garmin Corporation's obligations by Dr. Kao and Mr. Burrell.

(2)  Includes a holiday bonus paid to all employees in a fixed amount of $203.

(3) Includes $48,288 in compensation from Garmin Corporation, as described in footnote (1) above and incentive payments for inventions for which patent applications were filed in the amount of $1,000 for Dr. Kao and $500 for Mr. Burrell.

(4) All other compensation for Dr. Kao includes a contribution to his account under Garmin International, Inc.'s 401(k) plan of $9,000, a contribution to his account under Garmin International, Inc.'s pension plan of $11,002, and premiums on life insurance of $144.

(5)  Mr. Burrell retired as Co-Chief Executive Officer on August 24, 2002.

(6) All other compensation for Mr. Burrell includes a contribution to his account under Garmin International, Inc.'s 401(k) plan of $8,250, a contribution to his account under Garmin International, Inc.'s pension plan of $9,662, and premiums on life insurance of $127.

(7) Includes a contribution to Mr. Etkind's account under Garmin International, Inc.'s 401(k) plan of $8,250, a contribution to his account under Garmin International, Inc.'s pension plan of $11,212, and premiums on life insurance of $144.

(8) Includes a bonus payment in the amount of $12,500 equal to one month's salary payable to an employee upon 10 years of service.

(9) Includes a contribution to Mr. Kelley's account under Garmin International, Inc.'s 401(k) plan of $9,000, a contribution to his account under Garmin International, Inc.'s pension plan of $9,631, and premiums on life insurance of $144.

(10) Includes a contribution to Mr. Rauckman's account under Garmin International, Inc.'s 401(k) plan of $8,250, a contribution to his account under Garmin International, Inc.'s pension plan of $9,103, and premiums on life insurance of $144.


Option/SAR Grants in Last Fiscal Year

     The following table sets forth information about the options to acquire Garmin Common Shares granted the Named Executive Officers during 2002.


------------------------------------------------------------------------------------------------------------------
                                                                                                  Potential
                                                                                             Realizable Value at
                                                                                                Assumed Annual
                                                                                                Rates of Share
                                                                                              Price Appreciation
                                                                                              for Option Term(3)
                                     Individual Grants
------------------------------------------------------------------------------------------------------------------
                                           Percent of Total
                           Number of         Options/SARs
                           Securities         Granted to
                           Underlying        Employees in      Exercise or
                          Options/SARs      Fiscal Year(2)      Base Price     Expiration
         Name              Granted(1)                             ($/Sh)          Date         5% ($)    10% ($)
------------------------------------------------------------------------------------------------------------------

Min H. Kao                            N/A                 N/A            N/A             N/A        N/A       N/A
Gary L. Burrell                       N/A                 N/A            N/A             N/A        N/A       N/A
Andrew R. Etkind                    8,500               1.90%          29.79        12/26/12    159,246   403,559
Gary Kelley                         7,500               1.67%          29.79        12/26/12    140,511   356,082
Kevin Rauckman                      7,500               1.67%          29.79        12/26/12    140,511   356,082
------------------------------------------------------------------------------------------------------------------

(1) The options were granted on December 26, 2002 under Garmin's 2000 Equity Incentive Plan. The options become exercisable in equal increments over five years, subject to accelerated vesting in the case of certain events occurring within one year after a change of control of Garmin.

(2) Options for a total of 448,000 Garmin Common Shares were granted to eligible employees in 2002.

(3) The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the SEC and do not represent Garmin's estimate or projection of future prices of its Common Shares. The actual value realized may be greater or less than the potential realizable values set forth in the table.

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

     The following table gives aggregated information about the Named Executive Officers' exercises during 2002 of options to purchase Garmin Common Shares and shows the number and value of their exercisable and unexercisable options at December 28, 2002, Garmin's fiscal year end.


-------------------------------------------------------------------------------------------------
                                                             Number of
                                                            Securities            Value of
                                                            Underlying           Unexercised
                               Shares                       Unexercised         In-the-Money
                              Acquired                      Options/SARs         Options/SARs
                                 on         Value                At                   At
            Name              Exercise     Realized         December 28,        December 28,
                                (#)          ($)              2002(#)            2002($)(1)

                                                            Exercisable/         Exercisable/
                                                           Unexercisable        Unexercisable

-------------------------------------------------------------------------------------------------
   Min H. Kao                        N/A           N/A                  N/A                  N/A

   Gary L. Burrell                   N/A           N/A                  N/A                  N/A

   Andrew R. Etkind                3,500        31,150         4,800/24,200       66,681/211,704

   Gary Kelley                       N/A           N/A         8,000/22,000      119,010/200,940

   Kevin Rauckman                    N/A           N/A         6,000/19,000       87,570/153,780
-------------------------------------------------------------------------------------------------

(1) The dollar values in this column are calculated by multiplying (a) the difference between the fair market value of the shares of Garmin Common Shares underlying the options on December 27, 2002 (the last trading day of the fiscal year) and the exercise price of the options by (b) the number of options held at year-end.


Employment Agreements

     Garmin does not have employment agreements with any of its key personnel.


Other Compensatory Plans

     Garmin and its subsidiaries maintain compensation plans for certain of their officers and employees. Certain of those plans have vesting provisions under which the plan participants do not have the right to receive all of the plan benefits allocated to their accounts until certain conditions have been satisfied. Described below are the portions of those plans in which the accounts of the officers named in the summary compensation table become vested as a result of their retirement from or termination of employment with the Company or a change in control of the Company.

     Garmin International, Inc. 401(k) and Pension Plan

     Effective January 1, 1990, Garmin International, Inc. established a retirement plan called a 'money purchase pension plan' (the 'Pension Plan'). Effective as of July 1, 2002, the Pension Plan was frozen and merged into a 401(k) plan. The Named Executive Officers, as employees of Garmin International, Inc., were covered by the Pension Plan prior to its merger into the 401(k) plan.

     Garmin International, Inc. sponsors a retirement plan which is sometimes called a '401(k) plan' (the '401(k) Plan') because of the section of the Internal Revenue Code which authorizes this type of plan. As noted above, the Pension Plan was merged into the 401(k) Plan effective July 1, 2002. Every employee of Garmin International, Inc. is eligible to participate in the

401(k) Plan as of the first January 1 or July 1 after he or she reaches age 21 and completes three months of service. Participants can elect to make pre-tax contributions to the 401(k) Plan from their eligible compensation, up to the limits imposed by law. Participants are fully vested in their pre-tax contributions and earnings on those contributions. In addition, Garmin International, Inc. makes a matching contribution for each participant equal to 75% of his or her pre-tax contributions up to 10% of the participant's eligible compensation. Garmin International, Inc. may also make a profit sharing contribution which is divided among participants based on their compensation. Participants become vested in their matching contributions, and earnings on those contributions, gradually over five years, and in their profit sharing contributions, and earnings on those contributions, gradually over seven years. Participants become fully vested automatically if they reach age 65, die or become disabled while they are still working for Garmin International, Inc. Participants are allowed to direct the investment of their accounts in a menu of authorized investment alternatives. Participants may direct the investment of their accounts up to 100% in Garmin Common Shares. Accounts are distributable when the participant terminates employment, retires, dies, becomes disabled, reaches age 59 1/2 or suffers a financial hardship. Participants may also be permitted to request a loan from their 401(k) Plan accounts. The 401(k) Plan is intended to be a tax-qualified plan under the Internal Revenue Code which means that participants are generally not taxed on contributions to the 401(k) Plan or earnings on those contributions until they are withdrawn from the 401(k) Plan, and that contributions by Garmin International, Inc. are tax deductible when made. The Named Executive Officers, as employees of Garmin International, Inc., are covered by this plan.

         Equity Incentive Plan

     Garmin's 2000 Equity Incentive Plan, which was approved by Garmin's shareholders on October 24, 2000, provides for grants of non-qualified stock options and incentive stock options. The 2000 Equity Incentive Plan also provides for grants of restricted shares, bonus shares, deferred shares, stock appreciation rights, performance units and performance shares. Employees of Garmin or any majority owned subsidiary are eligible for awards. The Compensation Committee selects the grantees and determines the terms of the awards granted. Generally, the exercise price of an option and the strike price of a stock appreciation right must be at least the fair market value of a share as of the grant date. The plan provides that vesting of outstanding awards will be accelerated if Garmin terminates the grantee's employment (other than for death, disability or cause) or the grantee terminates the employment because of a diminution in compensation or status or a required move of 50 miles, within one year after a change of control of Garmin.


Certain Relationships and Related Transactions

         Reorganization

     Garmin  was  formed  on July  24,  2000 as a  holding  company  for  Garmin
Corporation in order to facilitate the listing of Garmin Common Shares in the United States. Subsequently, the stockholders of Garmin Corporation executed a shareholders agreement to transfer to Garmin Ltd. their investments in 88,984,394 shares of common stock of Garmin Corporation. Under the shareholders' agreement, shareholders of Garmin Corporation party to the agreement agreed to take all reasonable actions required to prevent the disposition by Garmin of any shares of Garmin Corporation or of substantially all of the assets of Garmin Corporation until after December 31, 2005 except upon approval of a majority in interest of such shareholders who are U.S. citizens or residents.

     Until April 15, 2002, one share of Garmin Corporation's stock was held by each of six shareholders as nominees under nominee trusts in order to comply with Article 2 of the Company Law of Taiwan which required that, as a 'company limited by stock,' Garmin Corporation have at least seven shareholders, and 4,000 shares of Garmin Corporation were held by two shareholders who did not convert their Garmin Corporation shares to Common Shares of Garmin. These 4,006 shares represented approximately 0.004% of the outstanding shares of Garmin Corporation. Taiwan company law was recently changed to remove the requirement that a Taiwan company have a minimum of seven shareholders and to permit single shareholder companies. As of April 15, 2002, Garmin has acquired the 4,000 shares of Garmin

Corporation that were held by the two shareholders and the six nominee shareholders have each transferred their one share of Garmin Corporation's stock to Garmin. As a result, Garmin now owns all of the outstanding shares of Garmin Corporation.


Trademarks and Licenses

     Some of the Garmin entities' U.S. and foreign trademarks and patents are currently held by Garmin Corporation. Garmin Corporation licenses such trademarks to Garmin International, Inc. and Garmin (Europe) Ltd., but no fee is paid for such licenses.


                              SHAREHOLDER PROPOSALS

     To be properly brought before the Annual Meeting, a proposal must be either
(i) specified in the notice of the meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by a shareholder.

     If a holder of Garmin Common Shares wishes to present a proposal for inclusion in Garmin's Proxy Statement for next year's annual general meeting of shareholders, such proposal must be received by Garmin on or before January 4, 2004. Such proposal must be made in accordance with the applicable laws and rules of the Securities and Exchange Commission and the interpretations thereof. Any such proposal should be sent to the Secretary of Garmin, P.O. Box 30464 SMB, 5th Floor, Harbour Place, 103 South Church Street, George Town, Grand Cayman, Cayman Islands.

     In order for a shareholder proposal that is not included in Garmin's Proxy Statement for next year's annual meeting of shareholders to be properly brought before the meeting, such proposal must be delivered to the Secretary and received at Garmin's executive offices no later than March 19, 2004 and such proposal must also comply with the procedures outlined below. The determination that any such proposal has been properly brought before such meeting is made by the officer presiding over such meeting.

Contents of Notice of Proposal

     A shareholder proposal must be in the form of a written notice of proposal. The required contents of the notice depend on whether the proposal pertains to nominating a director or to other business. A shareholder's notice pertaining to the nomination of a director shall set forth: (a) as to each nominee whom the shareholder proposes to nominate for election or re-election as a director,
(i) the  name,  age,  business  address and  residence  address of the  nominee,
(ii) the principal occupation or employment of the nominee, (iii) the class and number of shares of capital stock of Garmin that are beneficially owned by the nominee, and (iv) any other information concerning the nominee that would be required, under the rules of the SEC, in a proxy statement soliciting proxies for the election of such nominee; (b) as to the shareholder giving the notice,
(i) the name and address of the shareholder, and (ii) the class and number of shares of capital stock of Garmin that are beneficially owned by the shareholder and the name and address of record under which such stock is held; and (c) the signed consent of the nominee to serve as a director if elected.

     A shareholder' notice concerning business other than nominating a director shall set forth as to each matter the shareholder proposes to bring before the meeting (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (b) the name and address of the shareholder proposing such business, (c) the class and number of shares of capital stock of Garmin that are beneficially owned by the shareholder and the name and address of record under which such stock is held, and (d) any material interest of the shareholder in such business. The Chairman of the annual meeting has the power to determine whether the proposed business is an appropriate subject for and was properly brought before the meeting.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Garmin's directors, executive officers and certain other officers, and persons, legal or natural, who own more than 10 percent of Garmin's Common Shares (collectively "Reporting Persons"), to file reports of their ownership of such shares, and the changes therein, with the SEC, and Garmin (the "Section 16 Reports"). Based solely on a review of the Section 16 reports for 2002 and any amendments thereto furnished to Garmin, all Section 16 Reports for fiscal year 2002 were timely filed by the Reporting Persons.

                    HOUSEHOLDING OF ANNUAL MEETING MATERIALS

     Pursuant to the rules of the Securities and Exchange Commission, services that deliver Garmin's communications to shareholders that hold their shares through a bank, broker or other nominee holder of record may deliver to multiple shareholders sharing the same address a single copy of Garmin's Annual Report and Proxy Statement. Garmin will promptly deliver upon written or oral request a separate copy of the Annual Report and/or Proxy Statement to any shareholder at a shared address to which a single copy of the documents was delivered. Written requests should be made to Garmin Ltd., c/o Garmin International, Inc., 1200 East 151st Street, Olathe, Kansas 66062, Attention: Debbie Pollard, and oral requests may be made by calling Debbie Pollard at (913) 397-8200. Any shareholder who wants to receive separate copies of the Proxy Statement or Annual Report in the future, or any shareholder who is receiving multiple copies and would like to receive only one copy per household, should contact the shareholder's bank, broker or other nominee holder of record.

                                  OTHER MATTERS

     The Board of Directors knows of no other matters that are expected to be presented for consideration at the Annual Meeting. However, if other matters properly come before the meeting, it is intended that persons named in the accompanying proxy will vote on them in accordance with their best judgment.

     The Annual Report to Shareholders of Garmin for the fiscal year ended December 28, 2002, which includes financial statements and accompanies this Proxy Statement, does not form part of the materials for the solicitation of proxies.

     Notwithstanding anything to the contrary set forth in any of Garmin's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the Compensation Committee Report on Executive Compensation, the Performance Graph and the Audit Committee Report included herein shall not be incorporated by reference into any such filings.

     Garmin will furnish without charge upon written request a copy of Garmin's Annual Report on Form 10-K. The Annual Report on Form 10-K includes a list of all exhibits thereto. Garmin will furnish copies of such exhibits upon written request therefor and payment of Garmin's reasonable expenses in furnishing such exhibits. Each such request must set forth a good faith representation that, as of the Record Date, the person making such request was a beneficial owner of Common Shares entitled to vote at the Annual Meeting. Such written request should be directed to the Secretary of Garmin, c/o Garmin International, Inc., 1200 East 151st Street, Olathe, Kansas 66062. The Annual Report on Form 10-K is available at www.garmin.com and is also available through the SEC's Internet site at www.sec.gov.


                                            By Order of the Board of Directors

                                            /s/ Andrew R. Etkind

May 1, 2003                                 Andrew R. Etkind
                                            General Counsel and Secretary

                                   APPENDIX A


                              PROPOSED AMENDMENT TO

                             ARTICLES OF ASSOCIATION

                                       OF

                                   GARMIN LTD.




The text of the proposed special resolution to amend the Articles of Association of Garmin Ltd. is as follows:

1.   The  reference  in Article  2(b) to Article 143 shall be changed to Article
     141.

2. Article 2(c) shall be amended to read as follows: 'Auditors' shall mean the persons for the time being performing the duties of auditors of the Company;

3. Current Article 140 shall be deleted in its entirety and current Article 141 shall be renumbered Article 140 and shall be amended to read as follows:

          The appointment of and provisions relating to Auditors shall be in accordance with applicable law and the relevant rules and regulations of the Exchange on which the Company's shares are listed. In the event that the Company's shares are not listed on an Exchange, the appointment of and provisions relating to Auditors shall be in accordance with applicable law and the Board may appoint the Auditors who shall hold office until removed from office by a resolution of the Board and the Board may determine the remuneration of the Auditors.

4.   Current Article 142 shall be deleted in its entirety.

5. Current Article 143 shall be renumbered Article 141 and shall be amended to read in its entirety as follows:

          For so long as the shares of the Company are quoted on the Exchange, it shall establish and maintain an Audit Committee as a committee of the Board PROVIDED ALWAYS THAT unless otherwise permitted by applicable law and the rules of the Exchange there shall be a minimum of three members of the Audit Committee and all of the members of the Audit Committee shall be Independent Directors. The Audit Committee shall comply with the rules or regulations of the Exchange as promulgated from time to time so long as the shares of the Company are listed on the Exchange. The responsibilities of the Audit Committee shall include all such matters as are required by applicable law and the rules and regulations of the Exchange.

6. Current Articles 144 through 158 shall be renumbered sequentially as Articles 142 through 155 and the references to Article 152 in the current
     Article 152 shall be amended to read Article 149 to reflect the sequential renumbering of Article 152 to 149.

                                   APPENDIX B

                           GRAPHIC AND IMAGE MATERIAL
                                       IN
                                 PROXY STATEMENT

     In accordance with Rule 304 of Regulation S-T, the following graphic and image material is included in the Garmin proxy statement.

Photographs of Each Director

     The proxy statement includes photographs of each director. A photograph of a director is placed in the proxy statement next to the discussion of the director's principal occupations in the sections entitled 'PROPOSAL 1 - ELECTION OF TWO DIRECTORS' and 'THE BOARD OF DIRECTORS.'


Performance Graph

     The proxy statement also includes a stock performance graph, which is supplemented by a table showing the dollar value of the points on the graph. The table is set forth in this electronic format document in the section entitled 'Performance Graph'. Both the graph and the table will be included in the paper format definitive proxy mailed to Garmin's shareholders. In accordance with a letter to EDGAR filers dated November 16, 1992 from Mauri L. Osheroff, Associate Director of Regulatory Policy of the Division of Corporate Finance, no further explanation of the graph is set forth in this appendix.

                                   APPENDIX C

                                 FORM OF PROXIES



-------------------------------------------------------------------------------
                                      PROXY
-------------------------------------------------------------------------------

                                   GARMIN LTD.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                    FOR SHAREHOLDERS MEETING ON JUNE 6, 2003

     The undersigned shareholder of Garmin Ltd., a Cayman Islands company, hereby appoints Gary L. Burrell and Min H. Kao and Kevin Rauckman and each of them, with full power of substitution, as true and lawful agents and proxies to represent the undersigned and vote all common shares of Garmin Ltd. owned by the undersigned in all matters coming before the 2003 Annual General Meeting of Shareholders (or any adjournment thereof) to be held at the Ritz-Charles Conference Center, 9000 West 137th Street, Overland Park, Kansas 66221, on Friday, June 6, 2003 at 10:00 a.m. local time. The Board of Directors recommends a vote 'FOR' the following proposals, all as more specifically set forth in the Proxy Statement:

1. Election of Two  [ ]FOR all the nominees listed below  [ ]WITHHOLD AUTHORITY
   Directors             (except as marked to the              to vote for all
                          contrary below)                       nominees listed
                                                                      below


(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below. Failure to follow this procedure to withhold authority to vote for any individual nominee will result in the granting of authority to vote for the election of such nominee.)

         Gary L. Burrell - three year term expiring in 2006
         Min H. Kao - three year term expiring in 2006

2. Appointment of Ernst & Young, LLP as independent auditors for the 2003 fiscal year at remuneration to be approved by the Board of Directors.

                 [ ]FOR                 [ ]AGAINST                  [ ]ABSTAIN

3. An amendment to the Articles of Association of the Company to permit the Company to be able to comply with certain new rules adopted by the United States Securities and Exchange Commission and with the Sarbanes-Oxley Act of 2002.

                 [ ]FOR                 [ ]AGAINST                  [ ]ABSTAIN

4. In their discretion, the Proxies are authorized to vote with respect to any other matters that may properly come before the Annual General Meeting or any adjournment thereof, including matters incident to its conduct.

I/WE RESERVE THE RIGHT TO REVOKE THE PROXY AT ANY TIME BEFORE THE EXERCISE THEREOF. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER SPECIFIED ABOVE BY THE SHAREHOLDER. TO THE EXTENT CONTRARY SPECIFICATIONS ARE NOT GIVEN, THIS PROXY WILL BE VOTED 'FOR' THE ELECTION OF THE DIRECTORS NOMINATED, 'FOR' PROPOSAL 2 AND 'FOR' PROPOSAL 3.

                                        Dated:__________________________, 2003


                                         _____________________________________
                                                   (Signature)

                                         _____________________________________
                                                   (Signature if held jointly)


                    Please sign exactly as your name appears on your share certificate, indicating your official position or representative capacity, if applicable. If shares are held jointly, each owner should sign.

                    IMPORTANT: PLEASE SIGN, DATE AND RETURN THIS PROXY BEFORE THE DATE OF THE ANNUAL MEETING IN THE ENCLOSED ENVELOPE.

                       CONFIDENTIAL VOTING INSTRUCTIONS TO
                     T. ROWE PRICE TRUST COMPANY AS TRUSTEE
                      UNDER THE GARMIN INTERNATIONAL, INC.
                             401(k) AND PENSION PLAN

     This voting instruction card is solicited by the Trustee. I hereby direct that the voting rights pertaining to Common Shares of Garmin Ltd. held by the Trustee and allocated to my account shall be exercised at the Annual General Meeting of Shareholders to be held on June 6, 2003, or any adjournment thereof, as specified hereon and in its discretion on all other matters that are properly brought before the Annual General Meeting of Shareholders and matters incidental to such meeting.


1. Election of Two  [ ]FOR all the nominees listed below  [ ]WITHHOLD AUTHORITY
   Directors             (except as marked to the              to vote for all
                          contrary below)                       nominees listed
                                                                      below

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

         Gary L. Burrell - three year term expiring in 2006
         Min H. Kao - three year term expiring in 2006

2. Appointment of Ernst & Young, LLP as independent auditors for the 2003 fiscal year at remuneration to be approved by the Board of Directors.

                 [ ]FOR                 [ ]AGAINST                  [ ]ABSTAIN

3. An amendment to the Articles of Association of the Company to permit the Company to be able to comply with certain new rules adopted by the United States Securities and Exchange Commission and with the Sarbanes-Oxley Act of 2002.

                 [ ]FOR                 [ ]AGAINST                  [ ]ABSTAIN


If the voting instruction card is not returned, the Trustee must vote such shares in the same proportions as the shares for which voting instruction cards were received from the plan participants.

                     T. ROWE PRICE TRUST COMPANY AS TRUSTEE
                      UNDER THE GARMIN INTERNATIONAL, INC.
                             401(k) AND PENSION PLAN


                                       Dated:__________________________, 2003


                                       _____________________________________
                                                   (Signature)

                                       Please sign exactly as your name appears.

                                       IMPORTANT:  PLEASE SIGN, DATE AND RETURN
                                       THIS VOTING  INSTRUCTION CARD BEFORE THE
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